Filed Pursuant to Rule 497(e)
1933 Act File No. 333-06343
 1940 Act File No. 811-04704
Sims Total Return Fund
May 20, 2016

Supplement to the Prospectus dated October 31, 2015, as supplemented March 9, 2016 and April 25, 2016

Sims Total Return Fund
(formerly known as The Primary Trend Fund)

Change to the Investment Objective

As discussed in the definitive proxy statement filed by The Sims Total Return Fund, formerly known as The Primary Trend Fund (the “Fund”) with the Securities and Exchange Commission on March 9, 2016, with the approval of the new investment advisory agreement between the Fund and Sims Capital Management LLC (the “New Agreement”), the shareholders of the Fund approved the change of the investment objective of the Fund from “capital growth and income” to “total return.”

The New Agreement went effective after the close of business on April 22, 2016.  In connection with the effectiveness of the New Agreement, the following sections of the Prospectus are replaced in their entirety as follows:

Investment Objective under the Summary Information for the Fund on page 1:

“The Sims Total Return Fund (the “Fund”) seeks total return.”

Non-Principal Investment Strategies under Investment Strategies and Portfolio Holdings Disclosure on page 5:

“The Sims Total Return Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will not be able to achieve its investment objective of total return to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.”

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The date of this Supplement is May 20, 2016.

Please retain this Supplement for future reference.